UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 26, 2012

LogMeIn, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-34391	20-1515952
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

500 Unicorn Park Drive Woburn, Massachusetts	01801
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (781)-638-9050

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item  5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

SIGNATURE

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 26, 2012, the Compensation Committee (the “Committee”) of the Board of Directors (the “Board”) of LogMeIn, Inc. (the “Company”) approved the following salary and performance based cash incentive bonus compensation and equity incentive compensation arrangements for the Company’s named executive officers for calendar year 2012:

Salary and Cash Incentive Bonus Compensation:

Annual cash incentive bonuses are intended to compensate for the achievement of Company strategic, operational and financial goals and/or individual performance objectives. Amounts payable are discretionary and typically calculated as a percentage of the applicable executive’s base salary, with higher ranked executives typically being compensated at a higher percentage of base salary. These bonus awards are in two levels based on the Company achieving certain specified operating metrics. The applicable bonus payable will be paid following the completion of 2012.

The following table sets forth the 2012 salary and bonus, assuming achievement of 100% of the target based on the foregoing criteria, for each of the Company’s named executive officers (as defined in Item 402(a)(3) of Regulation S-K):

Name of Executive Officer	2012 Base Salary	Cash Bonus (Assuming Achievement of 100% of Target)
Michael K. Simon	$371,000	$371,000
James F. Kelliher	$275,000	$148,000
Seth L. Shaw	$215,000	$185,000
Marton B. Anka	$260,000	$130,000
Andrew F. Burton	$230,000	$92,000
Michael J. Donahue	$230,000	$92,000

Equity Incentive Compensation:

The following option grants to executives were made under the Company’s 2009 Stock Incentive Plan and have an effective date of February 17, 2012 and exercise price equal to the closing price of the Company’s common stock on February 17, 2012. The stock option grants to each executive officer vest in four equal installments over a four-year period commencing on the first anniversary of the date of grant:

Name	2012 Stock Option Grants
Michael K. Simon	70,000
James F. Kelliher	35,000
Seth L. Shaw	—
Marton B. Anka	35,000
Andrew F. Burton	35,000
Michael J. Donahue	17,500

The Company also awarded the following restricted stock unit, or RSU, awards to executives under the Company’s 2009 Stock Incentive Plan. The RSUs have an effective date of February 24, 2012 and vest in three equal installments over a three-year period commencing on the first anniversary of the effective date:

Name	2012 RSU Awards
Michael K. Simon	15,000
James F. Kelliher	7,500
Seth L. Shaw	7,500
Marton B. Anka	7,500
Andrew F. Burton	7,500
Michael J. Donahue	3,750

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LOGMEIN, INC

Date: January 31, 2012	By:	/s/ Michael K. Simon
Michael K. Simon President and Chief Executive Officer